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                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 23, 1996, included herein, into Pennzoil Company's previously filed Registration Statements on Form S-8 Nos. 2-67268, 2-76935, 2-95869, 33-24261, 33-40192, 33-51473, 33-53783 and 33-63384 and on Form S-3
Nos. 33-50029 and 33-50953.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
February 27, 1996